Securitizations and Variable Interest Entities	12 Months Ended
Dec. 31, 2017
Securitizations and Variable Interest Entities [Abstract]
Securitizations and Variable Interest Entities

Note 8: Securitizations and Variable Interest Entities

Involvement with SPEs
In the normal course of business, we enter into various types of on- and off-balance sheet transactions with SPEs, which are corporations, trusts, limited liability companies or partnerships that are established for a limited purpose. Generally, SPEs are formed in connection with securitization transactions. In a securitization transaction, assets are transferred to an SPE, which then issues to investors various forms of interests in those assets and may also enter into derivative transactions. In a securitization transaction where we transferred assets from our balance sheet, we typically receive cash and/or other interests in an SPE as proceeds for the assets we transfer. Also, in certain transactions, we may retain the right to service the transferred receivables and to repurchase those receivables from the SPE if the outstanding balance of the receivables falls to a level where the cost exceeds the benefits of servicing such receivables. In addition, we may purchase the right to service loans in an SPE that were transferred to the SPE by a third party.
In connection with our securitization activities, we have various forms of ongoing involvement with SPEs, which may include:

•	underwriting securities issued by SPEs and subsequently making markets in those securities;

•	providing liquidity facilities to support short-term obligations of SPEs issued to third party investors;

•
providing credit enhancement on securities issued by SPEs or market value guarantees of assets held by SPEs through the use of letters of credit, financial guarantees, credit default swaps and total return swaps;

•	entering into other derivative contracts with SPEs;

•	holding senior or subordinated interests in SPEs;

•	acting as servicer or investment manager for SPEs; and

•	providing administrative or trustee services to SPEs.

SPEs formed in connection with securitization transactions are generally considered variable interest entities (VIEs). SPEs formed for other corporate purposes may be VIEs as well. A VIE is an entity that has either a total equity investment that is insufficient to finance its activities without additional subordinated financial support or whose equity investors lack the ability to control the entity’s activities or lack the ability to receive expected benefits or absorb obligations in a manner that’s consistent with their investment in the entity. A VIE is consolidated by its primary beneficiary, the party that has both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. A variable interest is a contractual, ownership or other interest whose value changes with changes in the fair value of the VIE’s net assets. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an on-going basis.
We have segregated our involvement with VIEs between those VIEs which we consolidate, those which we do not consolidate and those for which we account for the transfers of financial assets as secured borrowings. Secured borrowings are transactions involving transfers of our financial assets to third parties that are accounted for as financings with the assets pledged as collateral. Accordingly, the transferred assets remain recognized on our balance sheet. Subsequent tables within this Note further segregate these transactions by structure type.
Table 8.1 provides the classifications of assets and liabilities in our balance sheet for our transactions with VIEs.

Table 8.1: Balance Sheet Transactions with VIEs

(in millions)	VIEs that we do not consolidate	VIEs that we consolidate		Transfers that we account for as secured borrowings	Total
December 31, 2017
Cash	$—	116		—	116
Federal funds sold, securities purchased under resale agreements and other short-term investments	—	376		—	376
Trading assets	1,305	294		201	1,800
Investment securities (1)	3,773	—		358	4,131
Loans	4,274	12,482		110	16,866
Mortgage servicing rights	13,628	—		—	13,628
Derivative assets	44	—		—	44
Other assets	10,740	349		6	11,095
Total assets	33,764	13,617		675	48,056
Short-term borrowings	—	—		522	522
Derivative liabilities	106	5	(2)	—	111
Accrued expenses and other liabilities	244	132	(2)	10	386
Long-term debt	3,590	1,479	(2)	111	5,180
Total liabilities	3,940	1,616		643	6,199
Noncontrolling interests	—	283		—	283
Net assets	$29,824	11,718		32	41,574
December 31, 2016
Cash	$—	168		—	168
Federal funds sold, securities purchased under resale agreements and other short-term investments	—	74		—	74
Trading assets	2,034	130		201	2,365
Investment securities (1)	8,530	—		786	9,316
Loans	6,698	12,589		138	19,425
Mortgage servicing rights	13,386	—		—	13,386
Derivative assets	91	1		—	92
Other assets	10,281	452		11	10,744
Total assets	41,020	13,414		1,136	55,570
Short-term borrowings	—	—		905	905
Derivative liabilities	59	33	(2)	—	92
Accrued expenses and other liabilities	306	107	(2)	2	415
Long-term debt	3,598	3,694	(2)	136	7,428
Total liabilities	3,963	3,834		1,043	8,840
Noncontrolling interests	—	138		—	138
Net assets	$37,057	9,442		93	46,592

(1)	Excludes certain debt securities related to loans serviced for the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and GNMA.

(2)	There were no VIE liabilities with recourse to the general credit of Wells Fargo for the periods presented.

Transactions with Unconsolidated VIEs
Our transactions with unconsolidated VIEs include securitizations of residential mortgage loans, CRE loans, student loans, automobile loans and leases, certain dealer floorplan loans; investment and financing activities involving collateralized debt obligations (CDOs) backed by asset-backed and CRE securities, tax credit structures, collateralized loan obligations (CLOs) backed by corporate loans, and other types of structured financing. We have various forms of involvement with VIEs, including servicing, holding senior or subordinated interests, entering into liquidity arrangements, credit default swaps and other derivative contracts. Involvements with these unconsolidated VIEs are recorded on our balance sheet in trading assets, investment securities, loans, MSRs, derivative assets and liabilities, other assets, other liabilities, and long-term debt, as appropriate.
Table 8.2 provides a summary of unconsolidated VIEs with which we have significant continuing involvement, but we are not the primary beneficiary. We do not consider our continuing involvement in an unconsolidated VIE to be significant when it relates to third-party sponsored VIEs for which we were not the transferor (unless we are servicer and have other significant forms of involvement) or if we were the sponsor only or sponsor and servicer but do not have any other forms of significant involvement.
Significant continuing involvement includes transactions where we were the sponsor or transferor and have other significant forms of involvement. Sponsorship includes transactions with unconsolidated VIEs where we solely or materially participated in the initial design or structuring of the entity or marketing of the transaction to investors. When we transfer assets to a VIE and account for the transfer as a sale, we are considered the transferor. We consider investments in securities (other than those held temporarily in trading), loans, guarantees, liquidity agreements, written options and servicing of collateral to be other forms of involvement that may be significant. We have excluded certain transactions with unconsolidated VIEs from the balances presented in the following table where we have determined that our continuing involvement is not significant due to the temporary nature and size of our variable interests, because we were not the transferor or because we were not involved in the design of the unconsolidated VIEs. We also exclude from the table secured borrowing transactions with unconsolidated VIEs (for information on these transactions, see the Transactions with Consolidated VIEs and Secured Borrowings section in this Note).
Table 8.2: Unconsolidated VIEs

		Carrying value – asset (liability)
(in millions)	Total VIE assets	Debt and equity interests (1)	Servicing assets	Derivatives	Other commitments and guarantees	Net assets
December 31, 2017
Residential mortgage loan securitizations:
Conforming (2)	$1,169,410	2,100	12,665	—	(190)	14,575
Other/nonconforming	14,175	598	73	—	—	671
Commercial mortgage securitizations	144,650	2,198	890	28	(34)	3,082
Collateralized debt obligations:
Debt securities	1,031	—	—	5	(20)	(15)
Loans (3)	1,481	1,443	—	—	—	1,443
Asset-based finance structures	2,333	1,867	—	—	—	1,867
Tax credit structures	31,852	11,258	—	—	(3,590)	7,668
Collateralized loan obligations	23	1	—	—	—	1
Investment funds	225	50	—	—	—	50
Other (4)	2,257	577	—	(95)	—	482
Total	$1,367,437	20,092	13,628	(62)	(3,834)	29,824
		Maximum exposure to loss
		Debt and equity interests (1)	Servicing assets	Derivatives	Other commitments and guarantees	Total exposure
Residential mortgage loan securitizations:
Conforming		$2,100	12,665	—	1,137	15,902
Other/nonconforming		598	73	—	—	671
Commercial mortgage securitizations		2,198	890	42	10,202	13,332
Collateralized debt obligations:
Debt securities		—	—	5	20	25
Loans (3)		1,443	—	—	—	1,443
Asset-based finance structures		1,867	—	—	71	1,938
Tax credit structures		11,258	—	—	1,175	12,433
Collateralized loan obligations		1	—	—	—	1
Investment funds		50	—	—	—	50
Other (4)		577	—	120	157	854
Total		$20,092	13,628	167	12,762	46,649

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		Carrying value - asset (liability)
(in millions)	Total VIE assets	Debt and equity interests (1)	Servicing assets	Derivatives	Other commitments and guarantees	Net assets
December 31, 2016
Residential mortgage loan securitizations:
Conforming (2)	$1,166,296	3,026	12,434	—	(232)	15,228
Other/nonconforming	18,805	873	109	—	(2)	980
Commercial mortgage securitizations	166,596	4,258	843	87	(35)	5,153
Collateralized debt obligations:
Debt securities	1,472	—	—	—	(25)	(25)
Loans (3)	1,545	1,507	—	—	—	1,507
Asset-based finance structures	9,152	6,522	—	—	—	6,522
Tax credit structures	29,713	10,669	—	—	(3,609)	7,060
Collateralized loan obligations	78	10	—	—	—	10
Investment funds	214	48	—	—	—	48
Other (4)	1,733	630	—	(56)	—	574
Total	$1,395,604	27,543	13,386	31	(3,903)	37,057
		Maximum exposure to loss
		Debt and equity interests (1)	Servicing assets	Derivatives	Other commitments and guarantees	Total exposure
Residential mortgage loan securitizations:
Conforming		$3,026	12,434	—	979	16,439
Other/nonconforming		873	109	—	2	984
Commercial mortgage securitizations		4,258	843	94	9,566	14,761
Collateralized debt obligations:
Debt securities		—	—	—	25	25
Loans (3)		1,507	—	—	—	1,507
Asset-based finance structures		6,522	—	—	72	6,594
Tax credit structures		10,669	—	—	1,104	11,773
Collateralized loan obligations		10	—	—	—	10
Investment funds		48	—	—	—	48
Other (4)		630	—	93	—	723
Total		$27,543	13,386	187	11,748	52,864

(1)
Includes total equity interests of $10.7 billion and $10.3 billion at December 31, 2017 and 2016, respectively. Also includes debt interests in the form of both loans and securities. Excludes certain debt securities held related to loans serviced for FNMA, FHLMC and GNMA.

(2)
Excludes assets and related liabilities with a recorded carrying value on our balance sheet of $2.2 billion and $1.2 billion at December 31, 2017 and 2016, respectively, for certain delinquent loans that are eligible for repurchase from GNMA loan securitizations. The recorded carrying value represents the amount that would be payable if the Company was to exercise the repurchase option. The carrying amounts are excluded from the table because the loans eligible for repurchase do not represent interests in the VIEs.

(3)
Represents senior loans to trusts that are collateralized by asset-backed securities. The trusts invest predominantly in senior tranches from a diversified pool of U.S. asset securitizations, of which all are current and 100% were rated as investment grade by the primary rating agencies at both December 31, 2017 and 2016. These senior loans are accounted for at amortized cost and are subject to the Company’s allowance and credit charge-off policies.

(4)
Includes structured financing and credit-linked note structures. Also contains investments in auction rate securities (ARS) issued by VIEs that we do not sponsor and, accordingly, are unable to obtain the total assets of the entity.

In Table 8.2, “Total VIE assets” represents the remaining principal balance of assets held by unconsolidated VIEs using the most current information available. For VIEs that obtain exposure to assets synthetically through derivative instruments, the remaining notional amount of the derivative is included in the asset balance. “Carrying value” is the amount in our consolidated balance sheet related to our involvement with the unconsolidated VIEs. “Maximum exposure to loss” from our involvement with off-balance sheet entities, which is a required disclosure under GAAP, is determined as the carrying value of our involvement with off-balance sheet (unconsolidated) VIEs plus the remaining undrawn liquidity and lending commitments, the notional amount of net written derivative contracts, and generally the notional amount of, or stressed loss estimate for, other commitments and guarantees. It represents estimated loss that would be incurred under severe, hypothetical circumstances, for which we believe the possibility is extremely remote, such as where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. Accordingly, this required disclosure is not an indication of expected loss.

RESIDENTIAL MORTGAGE LOANS  Residential mortgage loan securitizations are financed through the issuance of fixed-rate or floating-rate asset-backed securities, which are collateralized by the loans transferred to a VIE. We typically transfer loans we originated to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. We also may be exposed to limited liability related to recourse agreements and repurchase agreements we make to our issuers and purchasers, which are included in other commitments and guarantees. In certain instances, we may service residential mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. Our residential mortgage loan securitizations consist of conforming and nonconforming securitizations.
Conforming residential mortgage loan securitizations are those that are guaranteed by the GSEs, including GNMA. Because of the power of the GSEs over the VIEs that hold the assets from these conforming residential mortgage loan securitizations, we do not consolidate them.
The loans sold to the VIEs in nonconforming residential mortgage loan securitizations are those that do not qualify for a GSE guarantee. We may hold variable interests issued by the VIEs, including senior securities. We do not consolidate the nonconforming residential mortgage loan securitizations included in the table because we either do not hold any variable interests, hold variable interests that we do not consider potentially significant or are not the primary servicer for a majority of the VIE assets.
Other commitments and guarantees include amounts related to loans sold that we may be required to repurchase, or otherwise indemnify or reimburse the investor or insurer for losses incurred, due to material breach of contractual representations and warranties as well as other retained recourse arrangements. The maximum exposure to loss for material breach of contractual representations and warranties represents a stressed case estimate we utilize for determining stressed case regulatory capital needs and is considered to be a remote scenario.

COMMERCIAL MORTGAGE LOAN SECURITIZATIONS Commercial mortgage loan securitizations are financed through the issuance of fixed or floating-rate asset-backed securities, which are collateralized by the loans transferred to the VIE. In a typical securitization, we may transfer loans we originate to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. In certain instances, we may service commercial mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. We typically serve as primary or master servicer of these VIEs. The primary or master servicer in a commercial mortgage loan securitization typically cannot make the most significant decisions impacting the performance of the VIE and therefore does not have power over the VIE. We do not consolidate the commercial mortgage loan securitizations included in the disclosure because we either do not have power or do not have a variable interest that could potentially be significant to the VIE.

COLLATERALIZED DEBT OBLIGATIONS (CDOs)  A CDO is a securitization where a VIE purchases a pool of assets consisting of asset-backed securities and issues multiple tranches of equity or notes to investors. In some CDOs, a portion of the assets are obtained synthetically through the use of derivatives such as credit default swaps or total return swaps.
In addition to our role as arranger, we may have other forms of involvement with these CDOs. Such involvement may include acting as liquidity provider, derivative counterparty, secondary market maker or investor. For certain CDOs, we may also act as the collateral manager or servicer. We receive fees in connection with our role as collateral manager or servicer.
We assess whether we are the primary beneficiary of CDOs based on our role in them in combination with the variable interests we hold. Subsequently, we monitor our ongoing involvement to determine if the nature of our involvement has changed. We are not the primary beneficiary of these CDOs in most cases because we do not act as the collateral manager or servicer, which generally denotes power. In cases where we are the collateral manager or servicer, we are not the primary beneficiary because we do not hold interests that could potentially be significant to the VIE.

COLLATERALIZED LOAN OBLIGATIONS (CLOs)  A CLO is a securitization where an SPE purchases a pool of assets consisting of loans and issues multiple tranches of equity or notes to investors. Generally, CLOs are structured on behalf of a third party asset manager that typically selects and manages the assets for the term of the CLO. Typically, the asset manager has the power over the significant decisions of the VIE through its discretion to manage the assets of the CLO. We assess whether we are the primary beneficiary of CLOs based on our role in them and the variable interests we hold. In most cases, we are not the primary beneficiary because we do not have the power to manage the collateral in the VIE.
In addition to our role as arranger, we may have other forms of involvement with these CLOs. Such involvement may include acting as underwriter, derivative counterparty, secondary market maker or investor. For certain CLOs, we may also act as the servicer, for which we receive fees in connection with that role. We also earn fees for arranging these CLOs and distributing the securities.

ASSET-BASED FINANCE STRUCTURES  We engage in various forms of structured finance arrangements with VIEs that are collateralized by various asset classes including energy contracts, automobile and other transportation loans and leases, intellectual property, equipment and general corporate credit. We typically provide senior financing, and may act as an interest rate swap or commodity derivative counterparty when necessary. In most cases, we are not the primary beneficiary of these structures because we do not have power over the significant activities of the VIEs involved in them.
For example, we have investments in asset-backed securities that are collateralized by automobile leases or loans and cash. These fixed-rate and variable-rate securities have been structured as single-tranche, fully amortizing, unrated bonds that are equivalent to investment-grade securities due to their significant overcollateralization. The securities are issued by VIEs that have been formed by third party automobile financing institutions primarily because they require a source of liquidity to fund ongoing vehicle sales operations. The third party automobile financing institutions manage the collateral in the VIEs, which is indicative of power in them and we therefore do not consolidate these VIEs.

TAX CREDIT STRUCTURES  We co-sponsor and make investments in affordable housing and sustainable energy projects that are designed to generate a return primarily through the realization of federal tax credits. In some instances, our investments in these structures may require that we fund future capital commitments at the discretion of the project sponsors. While the size of our investment in a single entity may at times exceed 50% of the outstanding equity interests, we do not consolidate these structures due to the project sponsor’s ability to manage the projects, which is indicative of power in them.

INVESTMENT FUNDS  Subsequent to adopting ASU 2015-02 (Amendments to the Consolidation Analysis) in first quarter 2016, we do not consolidate these investment funds because we do not hold variable interests that are considered significant to the funds.
We voluntarily waived a portion of our management fees for certain money market funds that are exempt from the consolidation analysis to ensure the funds maintained a minimum level of daily net investment income. The amount of fees waived in 2017 and 2016 was $53 million and $109 million, respectively.

OTHER TRANSACTIONS WITH VIEs  Other VIEs include certain entities that issue auction rate securities (ARS) which are debt instruments with long-term maturities, that re-price more frequently, and preferred equities with no maturity. At December 31, 2017, we held $400 million of ARS issued by VIEs compared with $453 million at December 31, 2016. We acquired the ARS pursuant to agreements entered into in 2008 and 2009.
We do not consolidate the VIEs that issued the ARS because we do not have power over the activities of the VIEs.

TRUST PREFERRED SECURITIES  VIEs that we wholly own issue debt securities or preferred equity to third party investors. All of the proceeds of the issuance are invested in debt securities or preferred equity that we issue to the VIEs. The VIEs’ operations and cash flows relate only to the issuance, administration and repayment of the securities held by third parties. We do not consolidate these VIEs because the sole assets of the VIEs are receivables from us, even though we own all of the voting equity shares of the VIEs, have fully guaranteed the obligations of the VIEs and may have the right to redeem the third party securities under certain circumstances. In our consolidated balance sheet at December 31, 2017 and 2016, we reported the debt securities issued to the VIEs as long-term junior subordinated debt with a carrying value of $2.0 billion and $2.1 billion, respectively, and the preferred equity securities issued to the VIEs as preferred stock with a carrying value of $2.5 billion at both dates. These amounts are in addition to the involvements in these VIEs included in the preceding table.
In 2017, we redeemed $150 million of trust preferred securities which were partially included in Tier 2 capital (50% credit in 2017) in the transitional framework and were not included under the fully-phased framework under the Basel III standards.

Loan Sales and Securitization Activity
We periodically transfer consumer and CRE loans and other types of financial assets in securitization and whole loan sale transactions. We typically retain the servicing rights from these sales and may continue to hold other beneficial interests in the transferred financial assets. We may also provide liquidity to investors in the beneficial interests and credit enhancements in the form of standby letters of credit. Through these transfers we may be exposed to liability under limited amounts of recourse as well as standard representations and warranties we make to purchasers and issuers. Table 8.3 presents the cash flows for our transfers accounted for as sales.
Table 8.3: Cash Flows From Sales and Securitization Activity

	Year ended December 31,
	2017		2016		2015
(in millions)	Mortgage loans	Other financial assets	Mortgage loans	Other financial assets	Mortgage loans	Other financial assets
Proceeds from securitizations and whole loan sales	$228,282	25	252,723	347	202,335	531
Fees from servicing rights retained	3,352	—	3,492	—	3,675	5
Cash flows from other interests held (1)	2,218	1	2,898	1	1,297	38
Repurchases of assets/loss reimbursements (2):
Non-agency securitizations and whole loan transactions	12	—	26	—	14	—
Agency securitizations (3)	92	—	133	—	300	—
Servicing advances, net of repayments	(269)	—	(218)	—	(764)	—

(1)	Cash flows from other interests held include principal and interest payments received on retained bonds and excess cash flows received on interest-only strips.

(2)
Consists of cash paid to repurchase loans from investors and cash paid to investors to reimburse them for losses on individual loans that are already liquidated. In addition, during 2017, we paid nothing to third-party investors to settle repurchase liabilities on pools of loans, compared with $11 million and $19 million in 2016 and 2015, respectively.

(3)
Represent loans repurchased from GNMA, FNMA, and FHLMC under representation and warranty provisions included in our loan sales contracts. Excludes $8.6 billion in delinquent insured/guaranteed loans that we service and have exercised our option to purchase out of GNMA pools in 2017, compared with $9.9 billion and $11.3 billion in 2016 and 2015, respectively. These loans are predominantly insured by the FHA or guaranteed by the VA.

In 2017, 2016, and 2015, we recognized net gains of $701 million, $524 million and $506 million, respectively, from transfers accounted for as sales of financial assets. These net gains primarily relate to commercial mortgage securitizations and residential mortgage securitizations where the loans were not already carried at fair value.
Sales with continuing involvement during 2017, 2016 and 2015 largely related to securitizations of residential mortgages that are sold to the government-sponsored entities (GSEs), including FNMA, FHLMC and GNMA (conforming residential mortgage securitizations). During 2017, 2016 and 2015 we transferred $213.6 billion, $236.6 billion and $186.6 billion, respectively, in fair value of residential mortgages to unconsolidated VIEs and third-party investors and recorded the transfers as sales. Substantially all of these transfers did not result in a gain or loss because the loans were already carried at fair value. In connection with all of these transfers, in 2017 we recorded a $2.1 billion servicing asset, measured at fair value using a Level 3 measurement technique, securities of $1.4 billion, classified as Level 2, and a $24 million liability for repurchase losses which reflects management’s estimate of probable losses related to various representations and warranties for the loans transferred, initially measured at fair value. In 2016, we recorded a $2.1 billion servicing asset, securities of $4.4 billion and a $36 million liability. In 2015, we recorded a $1.6 billion servicing asset, securities of $1.9 billion and a $43 million liability.
Table 8.4 presents the key weighted-average assumptions we used to measure residential mortgage servicing rights at the date of securitization.

Table 8.4: Residential Mortgage Servicing Rights

	Residential mortgage servicing rights
	2017	2016	2015
Year ended December 31,
Prepayment speed (1)	11.5%	11.7	12.1
Discount rate	7.0	6.5	7.3
Cost to service ($ per loan) (2)	$132	132	223

(1)
The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.

(2)	Includes costs to service and unreimbursed foreclosure costs, which can vary period to period depending on the mix of modified government-guaranteed loans sold to GNMA.

During 2017, 2016 and 2015, we transferred $16.7 billion, $18.3 billion and $17.3 billion, respectively, in carrying value of commercial mortgages to unconsolidated VIEs and third-party investors and recorded the transfers as sales. These transfers resulted in gains of $359 million in 2017, $429 million in 2016 and $338 million in 2015, respectively, because the loans were carried at lower of cost or market value (LOCOM). In connection with these transfers, in 2017 we recorded a servicing asset of $166 million, initially measured at fair value using a Level 3 measurement technique, and securities of $65 million, classified as Level 2. In 2016, we recorded a servicing asset of $270 million and securities of $258 million. In 2015, we recorded a servicing asset of $180 million and securities of $241 million.

Retained Interests from Unconsolidated VIEs
Table 8.5 provides key economic assumptions and the sensitivity of the current fair value of residential mortgage servicing rights and other interests held to immediate adverse changes in those assumptions. “Other interests held” relate to residential and commercial mortgage loan securitizations. Residential mortgage-backed securities retained in securitizations issued through GSEs, such as FNMA, FHLMC and GNMA, are excluded from the table because these securities have a remote risk of credit loss due to the GSE guarantee. These securities also have economic characteristics similar to GSE mortgage-backed securities that we purchase, which are not included in the table. Subordinated interests include only those bonds whose credit rating was below AAA by a major rating agency at issuance. Senior interests include only those bonds whose credit rating was AAA by a major rating agency at issuance. The information presented excludes trading positions held in inventory.
Table 8.5: Retained Interests from Unconsolidated VIEs

		Other interests held
	Residential mortgage servicing rights (1)	Interest-only strips	Consumer	Commercial (2)
($ in millions, except cost to service amounts)			Subordinated bonds	Subordinated bonds	Senior bonds
Fair value of interests held at December 31, 2017	$13,625	19	—	596	468
Expected weighted-average life (in years)	6.2	3.3	0.0	6.7	5.2

Key economic assumptions:
Prepayment speed assumption (3)	10.5%	20.0	—
Decrease in fair value from:
10% adverse change	$565	1	—
25% adverse change	1,337	2	—

Discount rate assumption	6.9%	14.8	—	4.1	3.1
Decrease in fair value from:
100 basis point increase	$652	—	—	32	20
200 basis point increase	1,246	1	—	61	39

Cost to service assumption ($ per loan)	143
Decrease in fair value from:
10% adverse change	467
25% adverse change	1,169

Credit loss assumption			—%	1.8	—
Decrease in fair value from:
10% higher losses			$—	—	—
25% higher losses			—	—	—
Fair value of interests held at December 31, 2016	$12,959	28	1	249	552
Expected weighted-average life (in years)	6.3	3.9	8.3	3.1	5.1

Key economic assumptions:
Prepayment speed assumption (3)	10.3%	17.4	13.5
Decrease in fair value from:
10% adverse change	$583	1	—
25% adverse change	1,385	2	—

Discount rate assumption	6.8%	13.3	10.7	5.2	2.7
Decrease in fair value from:
100 basis point increase	$649	1	—	7	23
200 basis point increase	1,239	1	—	12	45

Cost to service assumption ($ per loan)	155
Decrease in fair value from:
10% adverse change	515
25% adverse change	1,282

Credit loss assumption			3.0%	4.7	—
Decrease in fair value from:
10% higher losses			$—	—	—
25% higher losses			—	—	—

(1)	See narrative following this table for a discussion of commercial mortgage servicing rights.

(2)
Prepayment speed assumptions do not significantly impact the value of commercial mortgage securitization bonds as the underlying commercial mortgage loans experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower’s ability to prepay the mortgage.

(3)
The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.

In addition to residential mortgage servicing rights (MSRs) included in the previous table, we have a small portfolio of commercial MSRs with a fair value of $2.0 billion at both December 31, 2017 and 2016. The nature of our commercial MSRs, which are carried at LOCOM, is different from our residential MSRs. Prepayment activity on serviced loans does not significantly impact the value of commercial MSRs because, unlike residential mortgages, commercial mortgages experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower’s ability to prepay the mortgage. Additionally, for our commercial MSR portfolio, we are typically master/primary servicer, but not the special servicer, who is separately responsible for the servicing and workout of delinquent and foreclosed loans. It is the special servicer, similar to our role as servicer of residential mortgage loans, who is affected by higher servicing and foreclosure costs due to an increase in delinquent and foreclosed loans. Accordingly, prepayment speeds and costs to service are not key assumptions for commercial MSRs as they do not significantly impact the valuation. The primary economic driver impacting the fair value of our commercial MSRs is forward interest rates, which are derived from market observable yield curves used to price capital markets instruments. Market interest rates significantly affect interest earned on custodial deposit balances. The sensitivity of the current fair value to an immediate adverse 25% change in the assumption about interest earned on deposit balances at December 31, 2017, and 2016, results in a decrease in fair value of $278 million and $259 million, respectively. See Note 9 (Mortgage Banking Activities) for further information on our commercial MSRs.
We also have a loan to an unconsolidated third party VIE that we extended in fourth quarter 2014 in conjunction with our sale of government guaranteed student loans. The loan is carried at amortized cost and approximates fair value at December 31, 2017 and 2016. The carrying amount of the loan at December 31, 2017 and 2016, was $1.3 billion and $3.2 billion, respectively. The estimated fair value of the loan is considered a Level 3 measurement that is determined using discounted cash flows that are based on changes in the discount rate due to changes in the risk premium component (credit spreads). The primary economic assumption impacting the fair value of our loan is the discount rate. Changes in the credit loss assumption are not expected to affect the estimated fair value of the loan due to the government guarantee of the underlying collateral. The sensitivity of the current fair value to an immediate adverse increase of 200 basis points in the risk premium component of the discount rate assumption is a decrease in fair value of $25 million and $154 million at December 31, 2017 and 2016, respectively.
The sensitivities in the preceding paragraphs and table are hypothetical and caution should be exercised when relying on this data. Changes in value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in value may not be linear. Also, the effect of a variation in a particular assumption on the value of the other interests held is calculated independently without changing any other assumptions. In reality, changes in one factor may result in changes in others (for example, changes in prepayment speed estimates could result in changes in the credit losses), which might magnify or counteract the sensitivities.

Off-Balance Sheet Loans
Table 8.6 presents information about the principal balances of off-balance sheet loans that were sold or securitized, including residential mortgage loans sold to FNMA, FHLMC, GNMA and other investors, for which we have some form of continuing involvement (including servicer). Delinquent loans include loans 90 days or more past due and loans in bankruptcy, regardless of delinquency status. For loans sold or securitized where servicing is our only form of continuing involvement, we would only experience a loss if we were required to repurchase a delinquent loan or foreclosed asset due to a breach in representations and warranties associated with our loan sale or servicing contracts.

Table 8.6: Off-Balance Sheet Loans Sold or Securitized

					Net charge-offs
	Total loans		Delinquent loans and foreclosed assets (1)		Year ended
	December 31,		December 31,		December 31,
(in millions)	2017	2016	2017	2016	2017	2016
Commercial:
Real estate mortgage	$100,875	106,745	2,839	3,325	1,027	279
Total commercial	100,875	106,745	2,839	3,325	1,027	279
Consumer:
Real estate 1-4 family first mortgage	1,126,208	1,160,191	13,393	16,453	735	1,011
Total consumer	1,126,208	1,160,191	13,393	16,453	735	1,011
Total off-balance sheet sold or securitized loans (2)	$1,227,083	1,266,936	16,232	19,778	1,762	1,290

(1)	Includes $1.2 billion and $1.7 billion of commercial foreclosed assets and $879 million and $1.8 billion of consumer foreclosed assets at December 31, 2017 and 2016, respectively.

(2)
At December 31, 2017 and 2016, the table includes total loans of $1.1 trillion and $1.2 trillion, delinquent loans of $9.1 billion and $9.8 billion, and foreclosed assets of $619 million and $1.3 billion, respectively, for FNMA, FHLMC and GNMA. Net charge-offs exclude loans sold to FNMA, FHLMC and GNMA as we do not service or manage the underlying real estate upon foreclosure and, as such, do not have access to net charge-off information.

Transactions with Consolidated VIEs and Secured Borrowings
Table 8.7 presents a summary of financial assets and liabilities for asset transfers accounted for as secured borrowings and involvements with consolidated VIEs. Carrying values of “Assets” are presented using GAAP measurement methods, which may include fair value, credit impairment or other adjustments, and therefore in some instances will differ from “Total VIE assets.” For VIEs that obtain exposure synthetically through derivative instruments, the remaining notional amount of the derivative is included in “Total VIE assets.” On the consolidated balance sheet, we separately disclose the consolidated assets of certain VIEs that can only be used to settle the liabilities of those VIEs.

Table 8.7: Transactions with Consolidated VIEs and Secured Borrowings

		Carrying value
(in millions)	Total VIE assets	Assets	Liabilities	Noncontrolling interests	Net assets
December 31, 2017
Secured borrowings:
Municipal tender option bond securitizations	$658	565	(532)	—	33
Residential mortgage securitizations	113	110	(111)	—	(1)
Total secured borrowings	771	675	(643)	—	32
Consolidated VIEs:
Commercial and industrial loans and leases	9,116	8,626	(915)	(29)	7,682
Nonconforming residential mortgage loan securitizations	2,515	2,212	(694)	—	1,518
Commercial real estate loans	2,378	2,378	—	—	2,378
Structured asset finance	10	6	(4)	—	2
Investment funds	305	305	(2)	(230)	73
Other	100	90	(1)	(24)	65
Total consolidated VIEs	14,424	13,617	(1,616)	(283)	11,718
Total secured borrowings and consolidated VIEs	$15,195	14,292	(2,259)	(283)	11,750
December 31, 2016
Secured borrowings:
Municipal tender option bond securitizations	$1,473	998	(907)	—	91
Residential mortgage securitizations	139	138	(136)	—	2
Total secured borrowings	1,612	1,136	(1,043)	—	93
Consolidated VIEs:
Commercial and industrial loans and leases	8,821	8,623	(2,819)	(14)	5,790
Nonconforming residential mortgage loan securitizations	3,349	2,974	(1,003)	—	1,971
Commercial real estate loans	1,516	1,516	—	—	1,516
Structured asset finance	23	13	(9)	—	4
Investment funds	142	142	(2)	(67)	73
Other	166	146	(1)	(57)	88
Total consolidated VIEs	14,017	13,414	(3,834)	(138)	9,442
Total secured borrowings and consolidated VIEs	$15,629	14,550	(4,877)	(138)	9,535
In addition to the structure types included in the previous table, at December 31, 2016, we had approximately $6.0 billion of private placement debt financing issued through a consolidated VIE. The issuance was classified as long-term debt in our consolidated financial statements. At December 31, 2016, we pledged approximately $434 million in loans (principal and interest eligible to be capitalized), and $6.1 billion in available-for-sale securities to collateralize the VIE’s borrowings. These assets were not transferred to the VIE, and accordingly, we have excluded the VIE from the previous table. During 2017, the private placement debt financing was repaid, and the entity was no longer considered a VIE.
We have raised financing through the securitization of certain financial assets in transactions with VIEs accounted for as secured borrowings. We also consolidate VIEs where we are the primary beneficiary. In certain transactions, we provide contractual support in the form of limited recourse and liquidity to facilitate the remarketing of short-term securities issued to third party investors. Other than this limited contractual support, the assets of the VIEs are the sole source of repayment of the securities held by third parties.

MUNICIPAL TENDER OPTION BOND SECURITIZATIONS  As part of our normal investment portfolio activities, we consolidate municipal bond trusts that hold highly rated, long-term, fixed-rate municipal bonds, the majority of which are rated AA or better. Our residual interests in these trusts generally allow us to capture the economics of owning the securities outright, and constructively make decisions that significantly impact the economic performance of the municipal bond vehicle, primarily by directing the sale of the municipal bonds owned by the vehicle. In addition, the residual interest owners have the right to receive benefits and bear losses that are proportional to owning the underlying municipal bonds in the trusts. The trusts obtain financing by issuing floating-rate trust certificates that reprice on a weekly or other basis to third-party investors. Under certain conditions, if we elect to terminate the trusts and withdraw the underlying assets, the third party investors are entitled to a small portion of any unrealized gain on the underlying assets. We may serve as remarketing agent and/or liquidity provider for the trusts. The floating-rate investors have the right to tender the certificates at specified dates, often with as little as seven days’ notice. Should we be unable to remarket the tendered certificates, we are generally obligated to purchase them at par under standby liquidity facilities unless the bond’s credit rating has declined below investment grade or there has been an event of default or bankruptcy of the issuer and insurer.

COMMERCIAL AND INDUSTRIAL LOANS AND LEASES In conjunction with the GE Capital business acquisitions, on March 1, 2016, we acquired certain consolidated SPE entities. The most significant of these SPEs is a revolving master trust entity that purchases dealer floorplan loans and issues senior and subordinated notes. The senior notes are held by third parties and the subordinated notes and residual equity interests are held by us. At December 31, 2017 and 2016, total assets held by the master trust were $7.6 billion and $7.5 billion, respectively, and the outstanding senior notes were $773 million and $2.7 billion, respectively. The other SPEs acquired include securitization term trust entities, which purchase vendor finance lease and loan assets and issue notes to investors, and an SPE that engages in leasing activities to specific vendors. As of December 31, 2016, all outstanding third party debt of the securitization term trust entities was repaid in accordance with the agreements, and the remaining assets were repurchased by Wells Fargo. The securitization term trusts were dissolved during 2017. The remaining other SPE held $1.4 billion and $1.2 billion in total assets at December 31, 2017 and 2016, respectively. We are the primary beneficiary of these acquired SPEs due to our ability to direct the significant activities of the SPEs, such as our role as servicer, and because we hold variable interests that are considered significant.

NONCONFORMING RESIDENTIAL MORTGAGE LOAN SECURITIZATIONS  We have consolidated certain of our nonconforming residential mortgage loan securitizations in accordance with consolidation accounting guidance. We have determined we are the primary beneficiary of these securitizations because we have the power to direct the most significant activities of the entity through our role as primary servicer and also hold variable interests that we have determined to be significant. The nature of our variable interests in these entities may include beneficial interests issued by the VIE, mortgage servicing rights and recourse or repurchase reserve liabilities. The beneficial interests issued by the VIE that we hold include either subordinate or senior securities held in an amount that we consider potentially significant.

INVESTMENT FUNDS  Subsequent to adopting ASU 2015-02 (Amendments to the Consolidation Analysis) in first quarter 2016, we consolidate certain investment funds because we have both the power to manage fund assets and hold variable interests that are considered significant.